BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Supplement dated June 1, 2017 to the
Prospectus dated October 28, 2016

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

William C. Stevens, of Loomis, Sayles & Company, L.P. ("Loomis Sayles"), has decided to retire from service as a portfolio manager of the Bridge Builder Core Bond Fund (the "Fund").  As such, all references to Mr. Stevens are hereby deleted from this Prospectus.  Lynne Royer, who has served as a portfolio manager of the Fund since July 2015 will continue to serve as the portfolio manager for the portion of the Fund's assets allocated to Loomis Sayles.

BRIDGE BUILDER TRUST

Supplement dated June 1, 2017
to the Statement of Additional Information (the "SAI")
dated October 28, 2016
as supplemented November 17, 2016 and May 15, 2017

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

William C. Stevens, of Loomis, Sayles & Company, L.P. ("Loomis Sayles"), has decided to retire from service as a portfolio manager of the Bridge Builder Core Bond Fund (the "Core Bond Fund").  As such, all references to Mr. Stevens are hereby deleted from this SAI.  Lynne Royer, who has served as a portfolio manager of the Core Bond Fund since July 2015 will continue to serve as the portfolio manager for the portion of the Core Bond Fund's assets allocated to Loomis Sayles.